CALVERT VARIABLE SERIES, INC.
CALVERT SOCIAL MONEY MARKET PORTFOLIO

Prospectus dated: May 2, 2005
Date of Supplement: June __, 2005

The following is added to the cover page of the Prospectus:

The Board of Directors has approved a resolution to "merge" the Calvert Social Money Market Portfolio, a series of Calvert Variable Series, Inc., into the Ameritas Money Market Portfolio, also a series of Calvert Variable Series, Inc.

Calvert Social Money Market Portfolio policyholders will be asked to vote on the proposed merger and must approve the transaction before any change may take place. If shareholders approve the transaction, your shares of the Calvert Social Money Market Portfolio will be exchanged for shares of the Ameritas Money Market Portfolio. The number of Ameritas Money Market Portfolio shares you receive will depend on the value of your Calvert Social Money Market Portfolio shares at the time the merger takes place.

A filing is being made with the Securities and Exchange Commission detailing the proposed changes pursuant to the merger. It will be sent to shareholders further explaining the proposed Agreement and Plan of Reorganization, which will not be implemented before shareholder approval.